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744378
                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549


                                FORM 8-K


                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


   Date  of report (Date of earliest event reported)               March
07, 2006

                          Harold's Stores, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

                                Oklahoma
              (State or Other Jurisdiction of Incorporation)

            1-10892                        73-1308796
    (Commission File Number)   (IRS Employer Identification No.)


   5919 Maple Ave. Dallas, TX                        75235
(Address of Principal Executive Offices)           (Zip Code)

                             (214) 366-0600
          (Registrant's Telephone Number, Including Area Code)


      (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [   ]     Written  communications pursuant  to  Rule  425  under  the
Securities Act (17 CFR 230.425)

  [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

   [   ]     Pre-commencement communications pursuant to  Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

   [   ]     Pre-commencement communications pursuant to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.     Results of Operations and Financial Condition

      Pursuant to Item 2.02 of Form 8-K, on March 7, 2006, Harold's Stores, Inc. (the "Company") issued a press release announcing its earnings and operating results for the quarterly period ended January 28, 2006. A copy of the release is included as an exhibit to this report.

Item 9.01.       Financial Statements and Exhibits

     The following exhibits are included with this report:

Exhibit No.     Description

99.1            Company Press Release dated March 7, 2006

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HAROLD'S STORES, INC.


                              By  /s/ Jodi Taylor
                              :
Date:  March 7, 2006          Jodi    Taylor,   Chief   Financial
                              Officer
                        INDEX TO EXHIBITS

 Exhibit No.     Description

 99.1            Company Press Release dated March 7, 2006